Note 7 - Accrued Expenses - Accrued Expenses and Other Current Liabilities 1 (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Compensation expense	$ 1,462	$ 175	$ 762
Total	4,505	1,424	2,601
Pieris Pharmaceuticals, Inc. [Member]
Compensation expense	2,306	6,448	3,015
Research and development fees	0	968	5,758
Accrued accounts payable	60	558	1,245
Other current liabilities	1,031	363	483
Accrued license obligations	56	213	245
Total	$ 3,453	$ 8,550	$ 10,746